Exhibit 99.1

RenovoRx Appoints James Ahlers as Chief Financial Officer

Expands Finance Team with Addition of Ronald B. Kocak, CPA as Vice President and Controller

Los Altos, CA, July 19, 2022 - RenovoRx, Inc. (Nasdaq: RNXT), a biopharmaceutical company and innovator in targeted cancer therapy, today is announcing the appointment of James Ahlers as Chief Financial Officer (CFO), effective July 15, 2022, and the addition of Ronald B. Kocak as Vice President and Controller for RenovoRx. Mr. Ahlers replaces Christopher J. Lehman, who joined RenovoRx in connection with its initial public offering and is leaving to pursue a new business opportunity.

Mr. Ahlers is an accomplished finance leader with over 25 years of experience building life science businesses, both public and private. He served as Chief Financial Officer of Intarcia Therapeutics, Inc. and has held senior finance roles with Titan Pharmaceuticals, Inc. and Ansan Pharmaceuticals Inc. Additionally, Mr. Ahlers has provided consulting services to multiple public and private life science companies. During his career, he has managed capital raising transactions, including IPOs, which have raised in excess of $2 billion. In addition, he has developed and implemented international operations and global tax strategies. Since December 2021, Mr. Ahlers has served as a consulting CFO and provided finance advisory services through Danforth Advisors, LLC, a company that provides strategic and operational finance and accounting consulting services to life science companies. He is assuming his role at RenovoRx as a consultant through Danforth. Mr. Ahlers holds a Bachelor of Science in accounting from the University of San Francisco.

Mr. Kocak is a seasoned financial reporting and accounting professional with extensive public company experience in the life sciences industry. Mr. Kocak has served as RenovoRx’s interim controller in a consulting capacity since October 2021. Prior to joining RenovoRx, Mr. Kocak was Controller and Senior Director of Finance at Sensei Biotherapeutics, Inc., where he successfully led the finance and accounting activities, including the IT operations. He holds a Bachelor of Science in accounting from Duquesne University and a CPA license in the Commonwealth of Virginia. Mr. Kocak is also a member of the American Institute of Certified Public Accountants and Association of Bioscience Financial Officers, and a Chartered Global Management Accountant.

“On behalf of our team, we thank Chris for his contributions,” said Shaun Bagai, Chief Executive Officer of RenovoRx. “Chris played a key role as RenovoRx transitioned into a newly public company, and we benefited from his experience and dedication to our mission and goals. We wish Chris well as he moves onto his next chapter.”

Mr. Bagai added, “As our team looks forward, we are focused on expanding our clinical development pipeline, exploring other potential indications for our innovative therapy platform, and creating a sustainable infrastructure to support our continued growth. We will look to James’s and Ron’s collective and broad experience across finance, strategy, and operations to support us as we pursue these goals.”

Mr. Ahlers commented, “RenovoRx is uniquely poised in the oncology arena with a potentially disruptive therapy platform to treat pancreatic and other solid tumors. The company’s lead candidate is in late-stage clinical development with two Orphan Drug Designations – one for the treatment of pancreatic cancer and the other for bile duct cancer. I am excited to join the company at this point in its trajectory and eager to leverage my experience to support the team as we work to take the RenovoTAMP™ therapy platform into other clinical indications.”

About RenovoRx, Inc.

RenovoRx is a clinical-stage biopharmaceutical company focused on fighting cancer through the localized treatment of difficult to treat tumors via its proprietary RenovoRx Trans-Arterial Micro-Perfusion (RenovoTAMPTM) therapy platform. RenovoTAMP utilizes approved chemotherapeutics with validated mechanisms of action and well-established safety and side effect profiles, with the goal of increasing their efficacy, improving their safety, and widening their therapeutic window. RenovoRx’s lead product candidate, RenovoGemTM, is a combination of gemcitabine and our patented delivery system, RenovoCath®, and is regulated by the FDA as a novel oncology drug product to treat unresectable locally advanced pancreatic cancer (LAPC). RenovoGem is currently being studied in the Phase 3 TIGeR-PaC trial for the treatment of LAPC.

RenovoRx’s patent portfolio includes seven U.S. patents for its technology. RenovoRx has been granted Orphan Drug Designation for intra-arterial delivery of gemcitabine for the treatment of both pancreatic cancer and bile duct cancer.

RenovoRx won the Drug Delivery Technology category of the Fierce Innovation Awards – Life Sciences Edition 2020 for its RenovoTAMP technology.

Learn more by visiting the RenovoRx website or following us on Facebook, LinkedIn and Twitter.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, including but not limited to statements regarding our clinical trials, pipeline and studies, statements regarding the potential of RenovoTAMPTM, and statements regarding the potential for our product candidates to treat or provide clinically meaningful outcomes for certain medical conditions or diseases. Statements that are not purely historical are forward-looking statements. The forward-looking statements contained herein are based upon our current expectations and beliefs regarding future events, many of which, by their nature, are inherently uncertain, outside of our control and involve assumptions that may never materialize or may prove to be incorrect. These may include estimates, projections and statements relating to our research and development plans, clinical trials, therapy platform, business plans, objectives and expected operating results, which are based on current expectations and assumptions that are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed or implied by these forward-looking statements. These statements may be identified using words such as “may,” “expects,” “plans,” “aims,” “anticipates,” “believes,” “forecasts,” “estimates,” “intends,” and “potential,” or the negative of these terms or other comparable terminology regarding RenovoRx’s expectations strategy, plans or intentions, although not all forward-looking statements contain these words. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, that could cause actual events to differ materially from those projected or indicated by such statements, including, among other things: the timing of the initiation, progress and potential results of our preclinical studies, clinical trials and our research programs; our ability to use and expand our therapy platform to build a pipeline of product candidates; our ability to advance product candidates into, and successfully complete, clinical trials; the timing or likelihood of regulatory filings and approvals; our estimates of the number of patients who suffer from the diseases we are targeting and the number of patients that may enroll in our clinical trials; the commercialization potential of our product candidates, if approved; our ability and the potential to successfully manufacture and supply our product candidates for clinical trials and for commercial use, if approved; future strategic arrangements and/or collaborations and the potential benefits of such arrangements; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing and our ability to obtain additional capital; the sufficiency of our existing cash and cash equivalents to fund our future operating expenses and capital expenditure requirements; our ability to retain the continued service of our key personnel and to identify, hire and retain additional qualified personnel; the implementation of our strategic plans for our business and product candidates; the scope of protection we are able to establish and maintain for intellectual property rights, including our therapy platform, product candidates and research programs; our ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the pricing, coverage and reimbursement of our product candidates, if approved; developments relating to our competitors and our industry, including competing product candidates and therapies; negative impacts of the ongoing COVID-19 pandemic on our operations; and other risks. Information regarding the foregoing and additional risks may be found in the section entitled “Risk Factors” in documents that we file from time to time with the Securities and Exchange Commission.

Forward-looking statements included herein are made as of the date hereof, and RenovoRx does not undertake any obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Company Contact:

RenovoRx, Inc.

Shaun R. Bagai, CEO

James Ahlers, CFO

Investor Contact:

KCSA Strategic Communications

Valter Pinto or Jack Perkins

T:212-896-1254

renovorx@kcsa.com

Media Contact:

Knight Marketing Communications, Ltd.
Kevin Knight
T: 206-451-4823
kknightpr@gmail.com